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Exhibit 10.32

GUARANTEE AND SECURITY AGREEMENT

        THIS GUARANTEE AND SECURITY AGREEMENT (this "Security Agreement") dated as of April 7, 2003, is by and between:

  (a)
  CityNet Telecommunications, Inc., a corporation organized under the laws of Delaware (the "Secured Party");

  (b)
  Universal Access Global Holdings, Inc., a corporation incorporated under the laws of the State of Delaware ("Parent");

  (c)
  each Subsidiary of Parent signatory hereto (the "Current Subsidiaries"); and

  (d)
  each future subsidiary of Parent which is organized under the laws of a jurisdiction within the United States (the Current Subsidiaries and each such future subsidiary, individually and together with each of their respective successors and assigns, a "Subsidiary" and collectively the "Subsidiaries").

WITNESSETH

        WHEREAS, pursuant to that certain Promissory Note of even date herewith (the "Promissory Note"), made by Parent in favor of the Secured Party, the Secured Party is making loans in the amount of U.S.$5,000,000 to Parent;

        NOW, THEREFORE, in consideration of these premises, the mutual covenants herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

        SECTION 1    DEFINITIONS

        Capitalized terms used herein and not otherwise defined herein shall have the meanings provided to such terms in the Promissory Note. The following terms shall have the following meanings:

          "Event of Default" means an "Event of Default" under the Promissory Note.

          "Secured Obligations" means, without duplication,(i) all of the obligations of Parent to the Secured Party under the Promissory Note (including, but not limited to, any accrued or capitalized interest), whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, howsoever evidenced, created, held or acquired, whether primary, secondary, direct, contingent, or joint and several, as such obligations may be amended, modified, increased, extended, renewed or replaced from time to time; and (ii) all costs and expenses incurred by the Secured Party in connection with enforcement and collection of the obligations described in clauses (a) above, including reasonable attorneys' fees.

          "UCC" means the Uniform Commercial Code in effect in the State of Delaware from time to time.

        SECTION 2    GUARANTEE

          2.1.    Guarantee.    (a) Each Subsidiary, jointly and severally, hereby irrevocably and unconditionally guarantees to the Secured Party the full and prompt payment when due (whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter) of the Secured Obligations (including, without limitation, interest accruing following the commencement of any insolvency or bankruptcy case or proceeding or other similar case or proceeding in respect of Parent, at the applicable rate specified in the Promissory Note, whether or not such interest is allowed as a claim in such case or proceeding).

            (b)  Anything herein or in the Promissory Note to the contrary notwithstanding, the maximum liability of each Subsidiary hereunder or otherwise in respect of the Secured Obligations shall in no event exceed the amount which can be guaranteed by such Subsidiary under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

            (c)  Each Subsidiary agrees that the Secured Obligations may at any time and from time to time exceed the amount of the liability of such Subsidiary hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Secured Party hereunder. The guarantee contained in this Section 2 shall remain in full force and effect until all of the Secured Obligations (including, without limitation, the obligations of each Subsidiary under this Agreement) shall have been satisfied by payment in full.

            (d)  No payment made by Parent, any Subsidiary or any other guarantor or any other Person (as defined in the Purchase Agreement described in the Promissory Note) or received or collected by the Secured Party from Parent, any Subsidiary, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, release, reduce or otherwise affect the liability of any Subsidiary hereunder which shall, notwithstanding any such payment (other than any payment made by such Subsidiary in respect of the Secured Obligations or any payment received or collected from such Subsidiary in respect of the Secured Obligations), remain liable for the Secured Obligations up to the maximum liability of such Subsidiary hereunder until the Secured Obligations are paid in full.

          2.2.    Right of Contribution.    Each Subsidiary hereby agrees that, to the extent that a Subsidiary shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary shall be entitled to seek and receive contribution from and against any other Subsidiary hereunder which has not paid its proportionate share of such payment and each other Subsidiary agrees that it will contribute its proportionate share of such payment to the applicable Subsidiary. Each Subsidiary's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary to the Secured Party, and each Subsidiary shall remain liable to the Secured Party for the full amount guaranteed by such Subsidiary hereunder.

          2.3.    No Subrogation.    Notwithstanding any payment made by any Subsidiary hereunder or any set-off or application of funds of any Subsidiary by the Secured Party, no Subsidiary shall be entitled to be subrogated to any of the rights of the Secured Party against Parent or any other Subsidiary or any collateral security or guarantee or right of offset held by the Secured Party for the payment of the Secured Obligations, nor shall any Subsidiary seek or be entitled to seek any contribution or reimbursement from Parent or any other Subsidiary in respect of payments made by such Subsidiary hereunder, until all amounts owing to the Secured party by Parent on account of the Secured Obligations are paid in full. If any amount shall be paid to any Subsidiary on account of such subrogation rights at any time when all of the Secured Obligations shall not have been paid in full, such amount shall be held by such Subsidiary in trust for the Secured Party, segregated from other funds of such Subsidiary, and shall, forthwith upon receipt by such Subsidiary, be turned over to the Secured Party in the exact form received by such Subsidiary (duly indorsed by such Subsidiary to the Secured Party, if required), to be applied against the Secured Obligations, whether matured or unmatured, in such order as the Secured Party may determine.

          2.4.    Amendments, etc. with respect to the Secured Obligations.    To the extent permitted by applicable law, each Subsidiary shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Subsidiary and without notice to or further asset by any Subsidiary, any demand for payment of any of the Secured Obligations made by the Secured Party may be rescinded by the Secured Party and any of the Secured Obligations continued, and the Secured Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefore or right of offset with respect hereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Secured Party, and the Promissory Note and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Secured Party may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. The Secured Party shall have no obligation to protect, secure, perfect or insure any lien or security interest at any time held by it as security for the Secured Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

          2.5.    Guarantee Absolute and Unconditional.    To the extent permitted by applicable law, each Subsidiary waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Secured Obligations, and any of them, conclusively shall be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between Parent and any of the Subsidiaries, on the one hand, and the Secured Party, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. To the extent permitted by applicable law, each Subsidiary waives diligence, presentment, protect, demand for payment and notice of default or nonpayment to or upon Parent or any of the Subsidiaries with respect to the Secured Obligations. Each Subsidiary understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Promissory Note and agreement relating thereto, any of the Secured Obligations or any other collateral security therefore or guarantee or right of offset with respect thereto at any time or from time to time held by the Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Parent or any other Person against the Secured Party or (c) any other circumstance whatsoever (with or without notice to or knowledge of Parent or such Subsidiary) which constitutes, or might be construed to constitute, an equitable or legal discharge of Parent for the Secured Obligations, or of such Subsidiary under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Subsidiary, the Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against Parent, any other Subsidiary or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by the Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from Parent, any other Subsidiary or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Parent, any other Subsidiary or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Subsidiary of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Secured Party against any Subsidiary. For purposes hereof, the term "Demand" shall include the commencement and continuance of any legal proceedings.

          2.6.    Reinstatement.    The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned or repaid in a good faith compromised settlement of a pending avoidance claim by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Parent or any Subsidiary, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Parent or any Subsidiary or any substantial part of its property, or otherwise, all as though such payments had not been made.

          2.7.    Payments.    Each Subsidiary hereby guarantees that payments hereunder will be paid to the Secured Party without set-off or counterclaim at the office of the Secured Party described in the Promissory Note.

        SECTION 3    SECURITY INTEREST

          3.1.    Grant of Security Interest.

            (a)  To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Subsidiary hereby grants a security interest in, and a right of set off against, any and all right, title and interest of such Subsidiary in and to all of its tangible and intangible assets, including, without limitation: (i) all accounts; (ii) all chattel paper; (iii) all deposit accounts (other than the interests in accounts that are pledged as security for letters of credit); (iv) all instruments; (v) all general intangibles (including all intellectual property related to Borrower's and the Subsidiaries' LATTIS and UIX databases and all payment intangibles and all patents, trademarks and copyrights, including those listed on Schedule 3.1); (vi) all goods (including all inventory and all equipment); (vii) all investment property, including all capital stock of subsidiaries; (viii) all supporting obligations, (ix) all documents (including all warehouse receipts and bills of lading), and (x) all products and proceeds of any and all of the foregoing (the "Subsidiary Collateral") and all accessions and all proceeds of any and all of the foregoing. Notwithstanding the foregoing, Subsidiary Collateral shall not include any collateral used or useful by the Subsidiaries in the provision of regulated telecommunications services (the "Utility Property"), where the grant of such a security interest violates the laws of a state or the regulations of a state utility commission (the "State PUCs"). The Parent and Subsidiaries will use commercially reasonable efforts to receive all necessary authorizations from the State PUCs to permit the grant of a security interest in the Utility Property, where such approval is required.

            (b)  To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, Parent hereby grants a security interest in, and a right of set off against, any and all right, title and interest of Parent in and to all of its tangible and intangible assets, including, without limitation: (i) all accounts; (ii) all chattel paper; (iii) all deposit accounts (other than the interests in accounts that are pledged as security for letters of credit); (iv) all instruments; (v) all general intangibles (including all intellectual property related to Borrower's and the Subsidiaries' LATTIS and UIX databases and all payment intangibles and all patents, trademarks and copyrights, including those listed on Schedule 3.1); (vi) all goods (including all inventory and all equipment); (vii) all investment property, including all capital stock of Subsidiaries; (viii) all supporting obligations, (ix) all documents (including all warehouse receipts and bills of lading), and (x) all products and proceeds of any and all of the foregoing (the "Parent Collateral" and collectively with the Subsidiary Collateral, the "Collateral") and all accessions and all proceeds of any and all of the foregoing.

          3.2.    Sales of Collateral.    Neither Parent nor the Subsidiaries shall sell, transfer, assign or otherwise dispose of any of the Collateral outside of the ordinary course of business without the prior written consent of the Secured Party.

        SECTION 4    REPRESENTATIONS AND WARRANTIES

        Parent and the Subsidiaries each hereby represent and warrant to the Secured Party:

          4.1.    Organization.    Parent and the Subsidiaries are duly authorized corporations under the laws of their respective jurisdictions of incorporation.

          4.2.    Location of Collateral.    Set forth in Schedule 4.2 are the location of Parent's and the Subsidiaries' chief executive office, the principal place of business, and all locations where Collateral is kept.

          4.3.    Name Changes, Tradenames, Mergers, Etc.    Since December 31, 2002, neither Parent nor any of the Subsidiaries have changed its legal name, changed its state of formation, entered into a merger, consolidation or other change in structure, or used any tradename.

          4.4.    Ownership of Collateral.    Parent is the legal and beneficial owner of Parent Collateral and has the right to pledge, sell, assign or transfer the same. Each Subsidiary is the legal and beneficial owner of the Subsidiary Collateral purported to be pledged by it hereunder and has the right to pledge, sell, assign or transfer the same.

          4.5.    Enforceability; Priority of Security Interest.    Upon the filing of the financing statements attached as Exhibit A hereto, this Security Agreement creates in favor of the Secured Party a valid, enforceable perfected security interest in all of the Collateral.

          4.6.    Other Financing Statements.    No effective UCC financing statements naming Parent or the Subsidiaries as debtor (or the like) and covering any of the Collateral is on file in any filing office in any jurisdiction except for UCC financing statements in favor of the Secured Party under this Security Agreement.

          4.7.    Deposit and Security Accounts.    Set forth in Schedule 4.7 are the names and addresses of (i) all investment property and (ii) all financial institutions at which Parent or the Subsidiaries maintain a deposit account or security account, as well as related account names and numbers.

          4.8.    Types of Collateral.    None of the Collateral consists of, or is the accessions or the proceeds of, as-extracted collateral, consumer goods, farm products, manufactured homes or standing timber.

          4.9.    Validity.    This Security Agreement is the legal, valid, and binding obligation of Parent and the Subsidiaries in accordance with its terms.

        SECTION 5    COVENANTS

        Parent and the Subsidiaries each covenant that, so long as any of the Secured Obligations remain outstanding and until all of the commitments relating thereto have been terminated, each shall:

          5.1.    Perfection of Security Interest.    Execute and deliver to the Secured Party such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Secured Party may reasonably request) and do all such other things as the Secured Party may reasonably deem necessary, appropriate or convenient to perfect and protect the security interests granted to the Secured Party hereunder, and mark its books and records to reflect the security interest of the Secured Party in the Collateral; provided that Parent and the Subsidiaries shall not be required to obtain any further consent, approval, concession, instrument or other document from or otherwise take any action with respect to any municipal authority or landlord.

          5.2.    Collateral held by Warehouseman, Bailee, etc.    If any material Collateral is at any time in the possession or control of a warehouseman, bailee, agent or processor of either Parent or any Subsidiary, then within thirty (30) days of such event (i) notify the Secured Party of such possession or control, (ii) notify such person of the Secured Party's security interest in such Collateral, (iii) instruct such person to hold all such Collateral for the Secured Party's account and subject to the Secured Party's instructions and (iv) use its commercially reasonable efforts to obtain an acknowledgment from such person that it is holding such Collateral for the benefit of the Secured Party.

          5.3.    Preservation and Defense of Collateral.    Preserve, protect, and defend the Collateral against any adverse claims and demands not in favor of the Secured Party;

          5.4.    Compliance with Laws, Etc.    Comply in all material respects with all applicable laws, and with all policies of insurance relating in a material way to the Collateral;

          5.5.    Change in Name, Identity, or Structure.    Not change its name, identity, jurisdiction of organization, organizational structure or location of its chief executive office;

          5.6.    Maintenance of Records.    Keep accurate and complete books and records with respect to the Collateral;

          5.7.    Disposition of Collateral.    Not sell or assign, agree to sell or assign, or otherwise dispose of, any of the Collateral or any right or interest therein, except for (a) the sale of inventory or of obsolete equipment, each in the ordinary and usual course of business and (b) the sale or lease of fiber strands or capacity and the sale of IRUs in the ordinary and usual course of business.

          5.8.    Security Interests.    Keep the Collateral free of all security interests of any kind, other than the security interests granted hereunder;

          5.9.    Notices, Reports and Information.    (i) Notify the Secured Party of any material claim made or asserted against the Collateral by any person or entity and of any event which could materially adversely affect the value of the Collateral or the Secured Party's security interest therein; (ii) furnish to the Secured Party such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Secured Party may from time to time request, all in reasonable detail; and (iii) permit the Secured Party to inspect the Collateral and to have reasonable access to Parent's and the Subsidiaries' books and records.

          5.10.    Insurance.    Keep the Collateral at all times insured against loss, damage, theft, and other risks, in such amounts and with such companies and under such policies and in such form, all as shall reasonably be satisfactory to the Secured Party, which policies shall provide that loss thereunder shall be payable to the Secured Party, as its interests may appear, and such policies or certificates thereof shall, if the Secured Party so requests, be deposited with the Secured Party.

        All insurance policies with respect to the Collateral (the "Policies") are in full force and effect, all premiums with respect thereto are currently paid, and Parent and each Subsidiary is in compliance in all material respects with the terms thereof. The Policies are adequate and customary for the business engaged in by Parent and each Subsidiary and are sufficient for compliance by Parent and each Subsidiary with all requirements of law and all agreements and leases to which Parent or any Subsidiary is a party.

        SECTION 6    AUTHORIZATION OF SECURED PARTY TO FILE FINANCING STATEMENTS

        Parent and the Subsidiaries each agree that the Secured Party may file one or more financing statements, including any amendments thereto, disclosing the Secured Party's security interest in any or all of the Collateral without Parent's or the Subsidiaries' respective signature thereon, and further Parent and the Subsidiaries each also hereby irrevocably make, constitute and appoint the Secured Party, its nominee or any other person whom the Secured Party may designate, as Parent's and Subsidiaries' attorney-in-fact with full power and for the limited purpose to sign in the name of Parent or the Subsidiaries any such financing statements (including renewal statements), in-lieu statements, amendments and supplements, notices or any similar documents which in the Secured Party's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Secured Obligations remain unpaid and until the commitments relating thereto shall have been terminated.

        SECTION 7    ADVANCES BY THE SECURED PARTY

        On failure of either Parent or any Subsidiary to perform any of the covenants and agreements contained herein, the Secured Party may, at its sole option and in its sole discretion, after giving notice to Parent or such Subsidiary and allowing such party reasonable time to perform such covenant or agreement, perform the same and in so doing may expend such sums as the Secured Party may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a lien or potential lien, expenditures made in defending against any adverse claim and all other expenditures which the Secured Party may make for the protection of the security granted hereby or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by Parent or such Subsidiary promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at a rate equal to the default rate specified in the Promissory Note. No such performance of any covenant or agreement by the Secured Party on behalf of either Parent or a Subsidiary, and no such advance or expenditure therefor, shall relieve such party of any default under the terms of this Security Agreement or any other documents relating to the Secured Obligations. The Secured Party may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by Parent or the Subsidiaries in appropriate proceedings and against which adequate reserves are being maintained in accordance with generally accepted accounting principles.

        SECTION 8    REMEDIES

          8.1.    General Remedies.    Upon the occurrence of an Event of Default and during the continuation thereof, the Secured Party shall have, in addition to the rights and remedies provided herein, in any other documents relating to the Secured Obligations, or by law (including, without limitation, levy of attachment and garnishment), the rights and remedies of a secured party under the UCC of the jurisdiction applicable to the affected Collateral and, further, the Secured Party may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by either Parent or the Subsidiaries, take possession of the Collateral, (ii) dispose of any such Collateral on any such premises, (iii) require Parent and/or the Subsidiaries to assemble and make available to the Secured Party at the expense of Parent or the Subsidiaries any Collateral at any place and time designated by the Secured Party which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which Parent and the Subsidiaries each hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Secured Party deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Neither the Secured Party's compliance with applicable law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. In addition to all other sums due the Secured Party with respect to the Secured Obligations, Parent and the Subsidiaries shall each pay the Secured Party all reasonable documented costs and expenses incurred by the Secured Party, including, but not limited to, reasonable attorneys' fees and expenses and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Secured Party, Parent or the Subsidiaries concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations. To the extent the rights of notice cannot be legally waived hereunder, Parent and the Subsidiaries each agree that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to Parent and the Subsidiaries in accordance with the notice provisions of Section 11.5 hereof at least ten business days before the time of sale or other event giving rise to the requirement of such notice. The Secured Party shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, the Secured Party may be a purchaser at any such sale. To the extent permitted by applicable law, Parent and the Subsidiaries each hereby waive all of their respective rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Secured Party may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Secured Party may further postpone such sale by announcement made at such time and place.

          8.2.    Access.    In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Secured Party, with reasonable prior written notice, shall have the right to enter and remain upon the various premises of Parent or the Subsidiaries without cost or charge to the Secured Party, and use the same, together with materials, supplies, books and records of Parent or the Subsidiaries for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of any such collateral, whether by foreclosure, auction or otherwise. In addition, the Secured Party, with reasonable prior written notice, may remove the Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such collateral.

          8.3.    Nonexclusive Nature of Remedies.    Failure by the Secured Party to exercise any right, remedy or option under this Security Agreement, any other documents relating to the Secured Obligations, or as provided by law, or any delay by the Secured Party in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Secured Party shall only be granted as provided herein. To the extent permitted by law, neither the Secured Party nor any party acting as attorney for the Secured Party, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Secured Party under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Secured Party may have.

          8.4.    Retention of Collateral.    To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Secured Party may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Collateral in satisfaction of the Secured Obligations.

  Unless and until the Secured Party shall have provided such notices, however, the Secured Party shall not be deemed to have accepted or retained any Collateral in satisfaction of any Secured Obligations for any reason.

          8.5.    Deficiency.    In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Secured Party is legally entitled, Parent and the Subsidiaries shall be jointly and severally liable for the deficiency, together with interest thereon at a rate equal to the default rate specified in the Promissory Note. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to Parent and/or the Subsidiaries or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

        SECTION 9    RIGHTS OF THE SECURED PARTY

          9.1.    Power of Attorney.    In addition to other powers of attorney contained herein, Parent and the Subsidiaries each hereby designate and appoint the Secured Party and each of its designees or agents, as attorney-in-fact of Parent and the Subsidiaries, respectively, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

            (a)  to demand, collect, settle, compromise and adjust, and give discharges and releases concerning the Collateral, all as the Secured Party may reasonably deem appropriate;

            (b)  to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof;

            (c)  to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Secured Party may reasonably deem appropriate;

            (d)  to receive, open and dispose of mail addressed to Parent or the Subsidiaries and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral on behalf of and in the name of Parent or the Subsidiaries, or securing, or relating to such Collateral;

            (e)  to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

            (f)    to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct;

            (g)  to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

            (h)  to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Secured Party were the absolute owner thereof for all purposes;

            (i)    to adjust and settle claims under any insurance policy relating thereto;

            (j)    to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Secured Party may reasonably deem appropriate in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

            (k)  to institute any foreclosure proceedings that the Secured Party may reasonably deem appropriate; and

            (l)    to do and perform all such other acts and things as the Secured Party may reasonably deem appropriate or convenient in connection with the Collateral.

    This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations shall remain outstanding and until all of the commitments relating thereto shall have been terminated. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Secured Party solely to protect, preserve and realize upon its security interest in the Collateral.

          9.2.    Assignment by the Secured Party.    The Secured Party may not assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof to any assignee without the prior consent of Parent, which consent may be withheld in Parent's sole discretion; provided, however, that following the occurrence of an Event of Default under the Promissory Note, the Secured Party may assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof to any assignee without the prior consent of Parent.

          9.3.    The Secured Party's Duty of Care.    Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Secured Party hereunder, the Secured Party shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Parent and/or the Subsidiaries shall be responsible for preservation of all rights in the Collateral, and the Secured Party shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to Parent and/or the Subsidiaries. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Secured Party shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 8 hereof, the Secured Party shall have no obligation to clean, repair or otherwise prepare the Collateral for sale.

        SECTION 10    APPLICATION OF PROCEEDS

        Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Secured Party in cash or its equivalent, will be applied in reduction of the Secured Obligations, and Parent and the Subsidiaries each irrevocably waive the right to direct the application of such payments and proceeds and acknowledges and agrees that the Secured Party shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Secured Party's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

        SECTION 11    MISCELLANEOUS

          11.1.    Costs of Counsel.    At all times hereafter, whether or not upon the occurrence of an Event of Default, Parent and the Subsidiaries each agree to promptly pay upon demand any and all reasonable costs and expenses (including, without limitation, attorneys' fees) of the Secured Party as necessary to protect the Collateral or to exercise any rights or remedies under this Security Agreement or with respect to any of the Collateral. All of the foregoing costs and expenses shall constitute Secured Obligations hereunder.

          11.2.    Continuing Agreement.

          (a)  This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding and until all of the commitments relating thereto have been terminated (other than contingent indemnity obligations). Upon such payment and termination, this Security Agreement shall be automatically terminated and the Secured Party shall, upon the request and at the expense of Parent, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by Parent and/or the Subsidiaries evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

          (b)  This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, attorneys' fees and disbursements) incurred by the Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

          11.3.    Amendments and Waivers.    This Security Agreement and the provisions hereof may not be amended, waived, supplemented, modified or terminated except by a written instrument executed by Parent, the Subsidiaries and the Secured Party.

          11.4.    Successors in Interest.    This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon Parent, the Subsidiaries and their respective successors and assigns, and shall inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and their successors and permitted assigns; provided, however, that neither Parent nor the Subsidiaries may assign their respective rights or delegate their respective duties hereunder without the prior written consent of the Secured Party. To the fullest extent permitted by law, Parent and the Subsidiaries each hereby release the Secured Party and its successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Secured Party and its officers, employees or agents.

          11.5.    Notices.    All notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address or facsimile number address set forth below or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties:

If to Parent:	Universal Access Global Holdings Inc. 233 S. Wacker Drive, Suite 600 Chicago, Illinois 60606 Attention: Scott Fehlan Facsimile: 312-660-1290
If to the Subsidiaries:	The address set forth under its name on the signature pages hereto
with a copy of notices, in the case of either Parent or The Subsidiaries, to:	Shefsky & Froelich Ltd. 444 N. Michigan Avenue, Suite 2500 Chicago, Illinois 60611 Attention: Michael J. Choate Facsimile: 312-527-5921
If to the Secured Party:	CityNet Telecommunications, Inc. 8405 Colesville Road, 6th Floor Silver Spring, Maryland 20910 Attention: General Counsel

Facsimile: 301-608-8121
with a copy to:	McDermott, Will & Emery 50 Rockefeller Plaza New York, New York 10020 Attention: Mark Selinger Facsimile: 212-547-5444

          11.6.    Counterparts.    This Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

          11.7.    Headings.    The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

          11.8.    Governing Law; Submission to Jurisdiction; Venue.

          (a)  THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE, EXCLUDING ITS CONFLICTS OF LAWS PRINCIPLES TO THE EXTENT SUCH PRINCIPLES WOULD LEAD TO THE APPLICATION OF A SUBSTANTIVE LAW OTHER THAN THE LAW OF THE STATE OF DELAWARE.

          (b)  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF DELAWARE OR IN ANY UNITED STATES DISTRICT COURT SITTING WITHIN THE STATE OF DELAWARE, AND BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, EACH OF PARENT, THE SUBSIDIARIES AND SECURED PARTY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF PARENT, THE SUBSIDIARIES AND SECURED PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS SECURITY AGREEMENT. EACH OF PARENT, THE SUBSIDIARIES AND SECURED PARTY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, THAT MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

          (c)  EACH PARTY TO THIS SECURITY AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS SECURITY AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS

  OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS SECURITY AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS SECURITY AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          11.9.    Severability.    If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

          11.10.    Entirety.    This Security Agreement and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Secured Obligations, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

          11.11.    Survival.    All representations and warranties of Parent and the Subsidiaries hereunder shall survive the execution and delivery of this Security Agreement and the other documents relating to the Secured Obligations and the extension of credit thereunder or in connection therewith.

          11.12.    Other Security.    To the extent that any of the Secured Obligations are hereafter secured by property other than the Collateral, or by a guarantee, endorsement or property of any other person, then the Secured Party shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Secured Party shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Secured Party shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Secured Party or the Secured Parties under this Security Agreement or under any other document relating to the Secured Obligations.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered as of the date first above written.

CITYNET TELECOMMUNICATIONS, INC.
By:	/S/ Emilio Pardo
Name: Emilio Pardo
Title: Chief Executive Officer
UNIVERSAL ACCESS GLOBAL HOLDINGS INC.
By:	/S/ Lance B. Boxer
Name: Lance B. Boxer
Title: President and Chief Executive Officer
UNIVERSAL ACCESS, INC.
By:	/S/ Lance B. Boxer
Name: Lance B. Boxer
Title: President and Chief Executive Officer
233 South Wacker Drive, Suite 600 Chicago, Illinois 60606 Attention: Scott Fehlan Facsimile: 312-660-1290
UNIVERSAL ACCESS OF VIRGINIA, INC.
By:	/S/ Lance B. Boxer
Name: Lance B. Boxer
Title: President
233 South Wacker Drive, Suite 600 Chicago, Illinois 60606 Attention: Scott Fehlan Facsimile: 312-660-1290

TRI-QUAD ENTERPRISES, INC.
By:	/S/ Lance B. Boxer
Name: Lance B. Boxer
Title: President
233 South Wacker Drive, Suite 600 Chicago, Illinois 60606 Attention: Scott Fehlan Facsimile: 312-660-1290

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  Exhibit 10.32